Supplement dated March 15, 2010 to the

MassMutual Transitions Select variable annuity prospectus

dated December 16, 2009 and the

MassMutual Evolution variable annuity prospectus

dated May 1, 2009

This supplement pertains to contracts issued on or after May 1, 2010. If you apply for your contract prior to May 1, 2010, but we do not issue your contract until on or after May 1, 2010, this supplement will pertain to your contract.

This supplement revises the prospectus to reflect the following:

a) Change in Cost of the Guaranteed Minimum Accumulation Benefit (GMAB): For contracts issued on or after May 1, 2010, if you elect the GMAB the charge is 0.95%.

b) Change in Asset Allocation Programs available with the GMAB: For contracts issued on or after May 1, 2010, if you elect the GMAB, you must participate in one of two asset allocation programs: the Asset Allocation Funds or Custom Allocation Choice Select. You may make transfers as permitted within your elected asset allocation program and you may transfer from one asset allocation program to another. We do not allow you to participate in more than one asset allocation program at a time. We will terminate your participation in an asset allocation program: if you apply your full contract value to an annuity option; if you withdraw the total contract value; upon payment of the death benefit; or if you request that we end the program (in writing or by telephone). Participation in an asset allocation program does not assure a profit and does not protect you against loss in a declining market.

Asset Allocation Funds. If you elect the Asset Allocation Funds, you must allocate all of your contract value to one of our asset allocation funds available with GMAB. The funds are: MML American Funds Core Allocation Fund; MML Balanced Allocation Fund; MML Conservative Allocation Fund; and MML Moderate Allocation Fund. While participating in this program you can make transfers by moving your full contract value from one asset allocation fund to another.

Custom Allocation Choice Select. If you elect Custom Allocation Choice Select you must allocate your contract value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each asset class offered through Custom Allocation Choice Select. Periodically, we will rebalance your contract value so it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly.

Asset Class	Fixed Income Funds	Large Cap Value Funds	Large Cap Blend/ Growth Funds	Mid Cap Value/ Growth Funds	International/ Global Funds
Range	40% to 60%	20% to 25%	20% to 25%	0% to 10%	0% to 10%

Following are the funds within each asset class that are available through Custom Allocation Choice Select:

Fixed Income	Mid Cap Value/Growth Funds
MML Managed Bond Fund	MML Mid Cap Value Fund
Large Cap Value Funds	MML Mid Cap Growth Fund
MML Equity Fund	International/Global Funds
MML Large Cap Value Fund	MML Global Fund
MML Equity Income Fund	Oppenheimer Global Securities Fund/VA
Large Cap Blend/Growth Funds	MML American Funds® International Fund
MML Equity Index Fund
MML American Funds® Growth Fund

c) The Custom Allocation Choice asset allocation program is closed to contracts issued on or after May 1, 2010.